SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  June 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-01              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On June 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  July 2, 2002               By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on June 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                Statement to Certificate Holders
                                      June 25, 2002

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1     244,598,300.00    239,075,856.60    4,041,332.52    1,394,609.16    5,435,941.68   0.00         0.00      235,034,524.08
IA2     270,300,002.00    264,197,275.76    4,465,984.38    1,651,232.97    6,117,217.35   0.00         0.00      259,731,291.38
IA3      19,307,143.00     18,871,233.98      318,998.88            0.00      318,998.88   0.00         0.00       18,552,235.10
IIA1    169,800,000.00    149,210,886.04   16,262,564.02      242,550.58   16,505,114.60   0.00         0.00      132,948,322.02
IIA2    113,480,000.00    113,480,000.00            0.00      554,160.67      554,160.67   0.00         0.00      113,480,000.00
IIA3     55,413,000.00     55,413,000.00            0.00      303,847.95      303,847.95   0.00         0.00       55,413,000.00
IIA4     20,522,000.00     20,522,000.00            0.00      119,027.60      119,027.60   0.00         0.00       20,522,000.00
IIA5     49,255,800.00     49,255,800.00            0.00      302,512.71      302,512.71   0.00         0.00       49,255,800.00
AR              100.00              0.00            0.00            0.00            0.00   0.00         0.00                0.00
IP       11,851,879.00     11,768,246.69       78,496.76            0.00       78,496.76   0.00         0.00       11,689,749.93
IIM1     11,824,154.00     11,824,154.00            0.00       66,510.87       66,510.87   0.00         0.00       11,824,154.00
IIM2      6,449,538.00      6,449,538.00            0.00       36,278.65       36,278.65   0.00         0.00        6,449,538.00
IB1       7,901,731.00      7,862,006.41        6,013.36       45,861.70       51,875.06   0.00         0.00        7,855,993.05
IB2       3,386,403.00      3,369,378.44        2,577.11       19,654.71       22,231.82   0.00         0.00        3,366,801.33
IB3       3,668,603.00      3,650,159.73        2,791.87       21,292.60       24,084.47   0.00         0.00        3,647,367.86
IB4         846,600.00        842,343.86          644.28        4,913.67        5,557.95   0.00         0.00          841,699.58
IB5       1,128,801.00      1,123,126.14          859.04        6,551.57        7,410.61   0.00         0.00        1,122,267.10
IB6       1,411,004.00      1,403,910.55        1,073.80        8,189.48        9,263.28   0.00         0.00        1,402,836.75
IIB       3,224,771.00      3,224,771.00            0.00       18,139.34       18,139.34   0.00         0.00        3,224,771.00
IIX               0.00              0.00            0.00       71,602.85       71,602.85   0.00         0.00                0.00
TOTALS  994,369,829.00    961,543,687.20   25,181,336.02    4,866,937.08   30,048,273.10   0.00         0.00      936,362,351.18

IIAIO    42,000,000.00     42,000,000.00            0.00      210,000.00      210,000.00   0.00         0.00       42,000,000.00
IX       12,692,756.00     12,298,216.12            0.00       71,739.59       71,739.59   0.00         0.00       11,996,479.49
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1    22540VG63      977.42239664    16.52232464    5.70163063     22.22395528          960.90007200       IA1     7.000000 %
IA2    22540VG71      977.42239662    16.52232463    6.10888997     22.63121459          960.90007199       IA2     7.500000 %
IA3    22540VG89      977.42239647    16.52232441    0.00000000     16.52232441          960.90007206       IA3     0.000000 %
IIA1   22540VG97      878.74491190    95.77481755    1.42844865     97.20326620          782.97009435       IIA1    2.090000 %
IIA2   22540VH21    1,000.00000000     0.00000000    4.88333336      4.88333336        1,000.00000000       IIA2    5.860000 %
IIA3   22540VH39    1,000.00000000     0.00000000    5.48333333      5.48333333        1,000.00000000       IIA3    6.580000 %
IIA4   22540VH47    1,000.00000000     0.00000000    5.80000000      5.80000000        1,000.00000000       IIA4    6.960000 %
IIA5   22540VH54    1,000.00000000     0.00000000    6.14166677      6.14166677        1,000.00000000       IIA5    7.370000 %
AR     22540VJ78        0.00000000     0.00000000    0.00000000      0.00000000            0.00000000       AR      7.000000 %
IP     22540VH88      992.94354001     6.62314895    0.00000000      6.62314895          986.32039105       IP      0.000000 %
IIM1   22540VH96    1,000.00000000     0.00000000    5.62500032      5.62500032        1,000.00000000       IIM1    6.750000 %
IIM2   22540VJ29    1,000.00000000     0.00000000    5.62499981      5.62499981        1,000.00000000       IIM2    6.750000 %
IB1    22540VJ37      994.97267244     0.76101806    5.80400674      6.56502480          994.21165438       IB1     7.000000 %
IB2    22540VJ45      994.97267159     0.76101693    5.80400797      6.56502490          994.21165467       IB2     7.000000 %
IB3    22540VJ52      994.97267216     0.76101720    5.80400768      6.56502489          994.21165495       IB3     7.000000 %
IB4    22540VJ86      994.97266714     0.76102055    5.80400425      6.56502481          994.21164659       IB4     7.000000 %
IB5    22540VJ94      994.97266569     0.76101988    5.80400797      6.56502785          994.21164581       IB5     7.000000 %
IB6    22540VK27      994.97276407     0.76101840    5.80400906      6.56502746          994.21174568       IB6     7.000000 %
IIB    22540VJ60    1,000.00000000     0.00000000    5.62500097      5.62500097        1,000.00000000       IIB     6.750000 %
TOTALS                966.98799497    25.32391399    4.89449392     30.21840790          941.66408098

IIAIO  22540VH62    1,000.00000000     0.00000000    5.00000000      5.00000000        1,000.00000000       IIAIO   6.000000 %
IX     22540VH70      968.91613768     0.00000000    5.65201049      5.65201049          945.14378832       IX      7.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com

                                      -6-


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                                June 25, 2002


Section 4.04(a)(i)      Scheduled Principal Payments                                                      756,931.76
                        Principal Prepayments                                                          23,779,978.65
                        Repurchases                                                                             0.00

Section 4.04(a)(ii)     Current Interest                                                                5,148,676.67
                        Carryforward Interest                                                                   0.00

Section 4.04(a)(iii)    Certificate Interest Shortfalls                                                         0.00
                        Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)      Aggregate Loan Balance                                                        938,368,704.38
                        Loan Group 1 Aggregate Loan Balance                                           543,244,767.16
                        Loan Group 2 Aggregate Loan Balance                                           395,123,937.22

Section 4.04(a)(vi)     Master Servicing Fees                                                               3,763.69
                        Trust Administrator Fees                                                            1,785.25
                        Servicing Fees                                                                    559,895.42

Section 4.04(a)(viii)   Current Advances                                                                5,716,209.15
                        Group 1                                                                         3,694,829.69
                        Group 2                                                                         2,021,379.46
                        Outstanding Advances                                                            5,716,209.15
                        Group 1                                                                         3,694,829.69
                        Group 2                                                                         2,021,379.46

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                                Principal
                        Category              Number            Balance               Percentage
                        1 Month               36             5,008,252.69                  0.92 %
                        2 Month                5               419,314.92                  0.08 %
                        3 Month                0                     0.00                  0.00 %
                        Total                 41             5,427,567.61                  1.00 %

                        Group 2
                                                                Principal
                        Category              Number            Balance               Percentage
                        1 Month               13             4,585,410.77                  1.16 %
                        2 Month                1                26,398.80                  0.01 %
                        3 Month                0                     0.00                  0.00 %
                         Total                14             4,611,809.57                  1.17 %

                        Group Totals
                                                                Principal
                        Category              Number            Balance               Percentage
                        1 Month               49             9,593,663.46                  1.02 %
                        2 Month                6               445,713.72                  0.05 %
                        3 Month                0                     0.00                  0.00 %
                         Total                55            10,039,377.18                  1.07 %

                        Bankrupcies and Foreclosures are included above


                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%




                                      -7-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                            June 25, 2002



Section 4.04(a)(x)      Rolling Three Month Delinquency Rate                                      0.113731 %



Section 4.04(a)(xi)     REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xii)    Current Realized Losses                                                         0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Aggregate Realized Losses                                                       0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity
                        Group 1                                                                         330
                        Group 2                                                                         333

                                     -8-



                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
